UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and Address of Agent for Service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA FUNDS TRUST 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

Item 1:  Report to Shareholders.

FPA Crescent Fund

Semi-Annual Report

June 30, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Global markets had a strong performance in the second quarter of 2017. The FPA Crescent Fund ("the Fund") returned 1.84% in the second quarter. This compares to the 3.09% return of the S&P 500 and the 4.27% return of the MSCI ACWI indices in the same period. Year-to-date, the Fund has returned 5.27%, as compared to the 9.34% return of the S&P 500 and the 11.48% return of the MSCI ACWI indices.

Portfolio Commentary

The Fund's top five performing positions added 1.83% to our return, while the bottom five detracted -1.18%.1 We did not find any meaningful surprises when our companies reported prior quarter earnings. (We address the Naspers/Tencent pair trade later in this commentary.)

Q2 2017 Winners and Losers

Winners	Losers
Oracle Corp	Naspers/Tencent Pair Trade
CIT Group	Arconic Inc
Citigroup	Cisco Systems
Aon Plc	General Electric
United Technologies Corp	Analog Devices

Unusually, we did not initiate a position in any new company during the second quarter, a function of an elevated market.

In a recent speech, I shared some views that explain our current thinking about stock and corporate bond markets and our resulting current portfolio positioning. I refer you to Two Decades of Winning by not Losing (available on the Fund's website, www.fpafunds.com), where we suggest that always owning the hot stocks may not be necessary to keep up with the equity market over time.

Markets and Economy

Despite the turbulent changes to the political terrain in the United States and Europe, the global economy continues to putt-putt along, much as it did before Brexit and the U.S. elections. The U.S is now in year nine of its economic expansion — the third longest since 1900. Yet despite its long duration, the rate of GDP growth has fallen well below past expansions.2

Low interest rates and the absence of bad news have been the twin pillars underpinning stable markets worldwide. The S&P 500 is in its 99th month of a bull market — the second longest since 1926, and hasn't corrected more than 20% since 2009.3 US stocks trade at historically high valuations, which we believe is more a function of the low rates than earnings growth.

Other parts of the world are less expensive — not to be confused with inexpensive. The MSCI ACWI has a median valuation higher than the prior two market peaks. Asia and Emerging Markets are trading closer to their

1  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter.

2  Since the Great Recession (2008/09), GDP growth has averaged just 2.1%, as compared to the prior two expansions: 3.2% (1992-2007) and 4.1% (1983-1990). Average GDP growth since 1948 has been 3.2%; since this includes all recessions, the current expansion looks all the more anemic (St. Louis Federal Reserve (FRED)).

3  The longest bull market since 1926 lasted 99 months from 3/9/2009 to 6/30/17 (J.P. Morgan US Guide to the Markets (6/30/2017)).

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

median valuation. At best, one can argue that parts of the world are relatively cheap, which causes us to be less active buyers while we await better values.

Current Valuation vs Recent Market Peaks4

	U.S. (S&P 500)				Global (MSCI ACWI)
	P/E	P/S	P/B	CAPE	P/E	P/S	P/B	CAPE
Mar 31, 2000	18.9	1.4	2.9	43.2	16.2	1.0	1.9	N/A
Sep 30, 2007	18.2	1.7	3.1	26.7	17.8	1.7	2.6	28.6
Jun 30, 2017	21.2	2.5	3.3	29.8	18.4	1.8	1.9	20.0

Just because we aren't actively allocating capital doesn't mean that everyone else is standing still. Given continued low interest rates, the prospect of an economic Armageddon having faded into the past with nothing looming on the horizon, and a lack of investment alternatives, stock markets seem to be one of the few games in towns, villes, stadts, cittas, ciudads, ....From these more elevated levels, we expect to see less robust returns over the not-so-foreseeable intermediate term.

Part of our historical bread and butter has been finding opportunities in the high yield sector, but today we find the bread burned. The yield-to-worst of the US high yield market is a paltry 5.6%, while the EU high yield sector offers a pathetic 3.5%. Importantly, those yields are gross of some future default and recovery rates. If one were to look at the US as a proxy over the past thirty-five years, with an average default rate of 3.7% and recovery of 40.9%, the US gross yield would be reduced to a net yield of 3.4%. In Europe, the return would be approaching zero.5

High? Yield6

	US	EU
Yield, gross	5.6%	3.5%
Default rate, historical	-3.7%	-4.6%
Recovery rate, historical	40.9%	38.4%
Net default	-2.2%	-2.8%
Yield, net	3.4%	0.7%

We have called this set-up "return-free risk." We won't put our/your capital in the position of having to bank on interest rates remaining low — and a good economy keeping defaults at bay — in order to justify participating in the high yield sector. What we might otherwise have invested in high yield in a riper period stays on the sidelines in cash until the return justifies the risk.

4  P/E = Price/Earnings median value of underlying securities. P/S = Price/Sales median value of underlying securities. P/B = Price/Book median value of underlying securities. CAPE Ratio = value of Price/average 10-year earnings, adjusted for inflation. CAPE is not available for MSCI ACWI as the index was created in 1995 (Bloomberg, Research Affiliates).

5  Default rates have reached double digits in past and recoveries have been in the low 20% range. Most recently, 10.3% of the US high yield market defaulted in 2009 and the recovery was just 22.4% (J.P. Morgan, Moody's Investors Service, S&P LCD using data from 1982-2016).

6  US gross yield as of 6/30/17: J.P. Morgan US Guide to the Markets (6/30/2017); US default and recovery rates: J.P. Morgan, Moody's Investors Service, S&P LCD using year-end data from 1982-2016; EU gross yield as of 6/30/2017: J.P. Morgan US Guide to the Markets (6/30/2017); EU default rate: J.P. Morgan Europe Guide to the Markets (6/30/2017); EU recovery rate: Moody's Investors Service using 1985-Q3 2016 data.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Investing

The three current investments discussed below can serve as a window into our investment philosophy and process.

Naspers/Tencent Arbitrage

We have been long Naspers and short Tencent for longer (and less profitably) than we care to remember. Naspers, a South African holding company, made a prescient investment in Tencent, a technology business with a market capitalization among the top 10 globally. Naspers' $34 million investment in 2001 is now valued at $113 billion — a 63% IRR. The passion to own Tencent shares has caused it to be valued at 40x current year's earnings (36x excluding cash and investments) and dwarfs investor interest in Naspers. Its Tencent stake now exceeds its $86 billion market cap by $28 billion!7 We don't believe this should be the case. Naspers profitably operates a Pay TV business in South Africa and has made successful investments in other valuable technology investments, such as Allegro, Avito and Ibibo. Yet, the market insists on paying us to own Naspers. Unfortunately, we're being paid far more today than when we initiated the trade. The price of the Naspers 'stub' was trading then at negative $1.5 billion but is now trading at negative $27 billion.

The charts below show the points in time we initiated and added to the Fund's position. Although paired trades have a long and short component, we refer to them in the following charts as Buy and Sell, reflecting when we put trades in and when we took them out of the portfolio, respectively. If nothing else, you should note that we have no ability to pick either bottoms or tops. We continue to think, however, that Naspers will not be valued so irrationally in the future.

Naspers Stub (i.e., Naspers ex-Tencent)

7  S&P Capital IQ (7/12/2017)

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

We've had experience waiting things out in the past. A similar thought process led us to invest in Renault at two different times (in 2006 and in 2012-2013), while shorting its ownership stakes in Nissan and Volvo Truck — whose combined value exceeded Renault. In the most recent instance, we established our position when their Nissan and Volvo Truck interests exceeded Renault's enterprise value. The market was paying us to own Renault, but its stock price appreciated slower than that of its equity stakes, creating unrealized losses in our portfolios. This lasted for ~1.5 years but eventually the market appreciated that Renault was worth more than zero, let alone a negative number, and we profitably unwound our trade.

Renault Stub (i.e., Renault ex-Nissan and ex-Volvo Truck)

We anticipate that the same could be true of Naspers/Tencent. Nevertheless, this trade exemplifies both the type of attractive risk/reward sought by our Contrarian Value team, and our willingness to buy down as long as the thesis remains intact.

(For more detailed attributes of the Naspers/Tencent trade, including a description of each business and our investment thesis, please see my speech to CFA Society of Chicago: Don't Be Surprised.)

Sears Canada Loans

We made a loan to Sears Canada in the second quarter, the details of which you may find in the Two Decades of Winning by Not Losing speech I referenced earlier. I suggested that its existential challenges were similar to many other brick-and-mortar retailers and that it could very well go bankrupt at some point. Well, that point came within months of the loan origination. Since we underwrote the loan predicated on liquidation value, we remain comfortable that we will be paid in full in the next couple of months. We expect that our 2% commitment fee will now be amortized over a shorter maturity, resulting in a higher-than-budgeted IRR.

We are in the process of seeking to fund the DIP (debtor-in-possession) loan that, if approved by the Canadian courts, will allow the company to conduct either its restructuring or its liquidation in an orderly manner.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

This prospective DIP loan should afford us somewhat better asset coverage, with a higher starting yield, an additional and higher commitment fee, and a shorter expected duration, which we think should result in underwriting at a higher than expected IRR, as exhibited in the table below.8

Sears Canada Loans9

	Secured Loan	Prospective DIP
Terms
Coupon	Libor + 9.75%	Libor +11.0%
Commitment fee	2.0%	3.5%
Expected term	1-3 years	<1 year
Asset coverage
Loan made with liquidation in mind, not as going concern Secured by inventory, receivables, and real estate Loan-to-value <60%
Return target
Budgeted IRR	>11%	>17%[10]

Financials

The Fund's investment in balance sheet intensive financials have performed well over the past year. Earnings have improved and book value has increased but the largest driver has been an increase in valuation, as seen in the table below. In that time, the Price/Tangible Book ratio of our portfolio of financials has increased from 0.73x to 1.04x.

Financials owned by Crescent11

	Q1 2016 P/TB		Q2 2017 P/TB		Q1 2017 TE/TA	2016 ROTE
Citigroup	0.67	x	1.01	x	11.3%	7.6%
Bank of America	0.84	x	1.41	x	9.0%	9.8%
CIT Group	0.64	x	1.06	x	15.0%	7.0%
AIG	0.84	x	0.83	x	15.2%	6.0%
Leucadia	0.78	x	1.19	x	19.7%	1.6%
Ally	0.69	x	0.74	x	8.1%	8.1%
Average	0.73	x	1.04	x	13.1%	6.7%

8  By making the prospective DIP loan on the heels of our secured loan, it is as if we will have received 5.5% in advance (2% for the Secured Loan and 33.5% for the DIP).

9  Expected term and budgeted IRR based on FPA estimates. There is no guarantee that our estimates will be correct. These estimates are subject to change based on various factors (e.g., market conditions), many of which are outside our control.

10  Return target assumes approval by Canadian bankruptcy courts of Prospective DIP financing on the terms proposed.

11  Balance sheet intensive financials only. P/TB = Price/Tangible Book. TE/TA = Tangible Equity/Tangible Assets. ROTE = Return on Tangible Equity and includes FPA adjustments. Q1 2016 P/TB = Q1 2016 Price/ Q1 2016 Tangible Book. Q2 2017 P/TB = Q2 2017 Price/ Q1 2017 Tangible Book. Q1 2017 TE/TA = Q1 2017 Tangible Equity/ Q1 2017 Tangible Assets. AIG figures are as of previous year-end except Q2 2017 which uses 6/30/2017 price divided by 12/31/2016 tangible book value (Bloomberg).

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

As we discussed more than a year ago, we thought it was reasonable to expect equity-like returns in all but extremely negative scenarios. Our companies still trade at a discount to historic norms based on tangible book value, as exhibited in the chart below, but can no longer be viewed as "dirt" cheap.

S&P 500 Financials Price/Tangible Book

The current investment case for these financials to continue to perform well increasingly relies on a continued favorable regulatory climate, our avoiding a recession, increasing capital return — the recent CCAR12 is a step in the right direction — and, in some cases, higher interest rates and/or a steeper yield curve.

If our portfolio companies can improve ROTE to an average of 12% (less than their historical average) and trade at 1.25x their TBV (up slightly more than current TBVs and still a sizeable discount to historical multiples as depicted in the prior graph) our positions would offer decent returns over the next three years. Note, however, that a little more than a year ago, when these institutions were trading at just 0.75x book, we believed we were well-protected on the downside (and we had more upside). We don't have that same protection today.

12  Comprehensive Capital Analysis and Review: a federally-required stress test that is held annually to determine the financial resilience of the nation's large bank holding companies.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

Financials 3-year Cumulative Return Potential13

This chart is a hypothetical illustration of mathematical principals only. It does not imply any future performance of the Fund and past performance is no guarantee of future results.

We aren't finding much of anything that's so statistically inexpensive, which explains why we maintain a significant position in these financials although we have taken some money off the table. Our exposure to balance sheet intensive financials at quarter-end stands at 14.7%.

Closing

The business of investing is harder than investing itself because one must ably manage both the capital and the high expectations of others. It is unlikely that every client's expectations mirror those of their investment counselor or fund. We write and speak so we can inform our co-investors about our philosophy and current

13  FPA estimates. TBV (tangible book value) multiples are equal-weighted between the financials owned by Crescent (first chart in section) and not representative of the TBV for the positions in the Fund. Current Return on Tangible Equity as of YE 2016. The table assumes a price to tangible book value of 1.05x and compounds returns over 3-years using a return rate of tangible equity listed in each column.

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

(Continued)

positioning, but recognize that we can only realize long-term success by remaining true to our longstanding investment philosophy, even in those periods where it might not align with the general tenor of the market.

We have enough self-awareness to know that we're not smart enough to determine the direction of either markets or economies, and appreciate that more things might happen than will happen. We therefore leave the future to either the more capable or more foolhardy. We can only speak to a present dictated by price and with that in hand, we always query: does an asset price today afford us an acceptable rate of return after taking into account the good, the bad, and the ugly? Should we find a good business (or other asset), and should winning offer a return well in excess of what might be lost in our downside case, and should chance to win be more likely than the chance to lose, then we'll be buyers. Until such time, we exercise a patience — a quantity seemingly in limited supply today. I wish I could remember where I recently read one person's clear view of the stock market, so I'll paraphrase: "Markets are only lived forwards, but only understood backwards."

Respectfully submitted,

Steven Romick
Portfolio Manager
July 28, 2017

FPA CRESCENT FUND

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities. This information and data has been prepared from sources believed reliable. The accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA CRESCENT FUND

PORTFOLIO SUMMARY

June 30, 2017
(Unaudited)

Common Stocks		62.7%
Aircraft & Parts	7.9%
Infrastructure Software	6.6%
Diversified Banks	5.7%
Internet Media	5.1%
Investment Companies	4.0%
Entertainment Content	3.6%
Insurance Brokers	2.8%
P&C Insurance	2.8%
Commercial Finance	2.5%
Consumer Finance	2.4%
Semiconductor Devices	2.1%
Electrical Components	2.0%
Communications Equipment	2.0%
Electrical Power Equipment	1.8%
Specialty Pharma	1.4%
Advertising & Marketing	1.3%
Containers & Packaging	1.2%
Life Science Equipment	1.1%
Base Metals	1.1%
Institutional Brokerage	1.0%
Specialty Chemicals	0.9%
Integrated Oils	0.9%
Investment Management	0.8%
Food & Drug Stores	0.8%
Household Products	0.6%
Exploration & Production	0.2%
Marine Shipping	0.1%
Limited Partnerships		0.3%
Preferred Stocks		0.1%
Bonds & Debentures		32.2%
U.S. Treasuries	26.6%
Corporate Bonds & Notes	4.2%
Asset-Backed Securities	0.5%
Convertible Bonds	0.4%
Corporate Bank Debt	0.3%
Residential Mortgage-Backed Securities	0.2%
Put Options Purchased		0.1%
Call Options Purchased		0.1%
Short-term Investments		7.7%
Securities Sold Short		(7.1)%
Other Assets And Liabilities, Net		3.9%
Net Assets		100.0%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2017
(Unaudited)

COMMON STOCKS	Shares	Fair Value
AIRCRAFT & PARTS — 7.9%
Arconic, Inc.	15,228,573	$344,927,178
Esterline Technologies Corporation*,§	2,863,871	271,494,971
Meggitt plc (Britain)§	38,965,308	242,028,427
United Technologies Corporation	4,341,290	530,114,922
		$1,388,565,498
INFRASTRUCTURE SOFTWARE — 6.6%
Microsoft Corporation	5,727,360	$394,786,925
Oracle Corporation	15,311,810	767,734,153
		$1,162,521,078
DIVERSIFIED BANKS — 5.7%
Bank of America Corporation	18,801,990	$456,136,277
Citigroup, Inc.	8,308,010	555,639,709
		$1,011,775,986
INTERNET MEDIA — 5.1%
Alphabet, Inc. (Class A)*	220,277	$204,787,121
Alphabet, Inc. (Class C)*	220,881	200,721,191
Altaba, Inc.*	4,847,270	264,079,270
Baidu, Inc. (ADR) (China)*	1,282,010	229,300,309
		$898,887,891
INVESTMENT COMPANIES — 4.0%
Groupe Bruxelles Lambert SA (Belgium)	2,851,023	$274,473,102
Leucadia National Corporation	16,096,920	421,095,427
		$695,568,529
ENTERTAINMENT CONTENT — 3.6%
Naspers, Ltd. (N Shares) (South Africa)	3,281,487	$638,363,036
INSURANCE BROKERS — 2.8%
Aon plc (Britain)	3,734,880	$496,552,296
P&C INSURANCE — 2.8%
American International Group, Inc.	7,840,680	$490,199,314
COMMERCIAL FINANCE — 2.5%
CIT Group, Inc.	9,091,855	$442,773,339

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
CONSUMER FINANCE — 2.4%
Ally Financial, Inc.	9,942,850	$207,805,565
American Express Co.	2,630,010	221,552,042
		$429,357,607
SEMICONDUCTOR DEVICES — 2.1%
Analog Devices, Inc.	3,176,140	$247,103,692
QUALCOMM, Inc.	2,340,250	129,228,605
		$376,332,297
ELECTRICAL COMPONENTS — 2.0%
TE Connectivity, Ltd. (Switzerland)	4,470,390	$351,730,285
COMMUNICATIONS EQUIPMENT — 2.0%
Cisco Systems, Inc.	11,070,960	$346,521,048
ELECTRICAL POWER EQUIPMENT — 1.8%
General Electric Co.	11,884,830	$321,009,258
SPECIALTY PHARMA — 1.4%
Mylan NV*	6,341,690	$246,184,406
ADVERTISING & MARKETING — 1.3%
WPP plc (Britain)	10,495,478	$220,631,082
CONTAINERS & PACKAGING — 1.2%
Owens-Illinois, Inc.*,§	8,912,900	$213,196,568
LIFE SCIENCE EQUIPMENT — 1.1%
Thermo Fisher Scientific, Inc.	1,134,900	$198,006,003
BASE METALS — 1.1%
Alcoa Corporation	3,866,740	$126,249,061
MMC Norilsk Nickel PJSC (ADR) (Russia)	4,377,920	60,415,296
		$186,664,357
INSTITUTIONAL BROKERAGE — 1.0%
LPL Financial Holdings, Inc.	4,165,970	$176,887,086

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
SPECIALTY CHEMICALS — 0.9%
Nexeo Solutions, Inc.*,**,§	17,691,717	$146,841,251
Nexeo Solutions, Inc. (Founders Shares) *,**,§,††	2,431,709	7,539,164
		$154,380,415
INTEGRATED OILS — 0.9%
Gazprom PJSC (ADR) (Russia)	12,690,400	$50,228,603
Lukoil PJSC (ADR) (Russia)	1,455,100	70,863,370
Rosneft Oil Co. PJSC (GDR) (Russia)	5,711,200	31,040,372
		$152,132,345
INVESTMENT MANAGEMENT — 0.8%
Legg Mason, Inc.	3,669,319	$140,021,213
FOOD & DRUG STORES — 0.8%
Jardine Strategic Holdings, Ltd. (Hong Kong)	2,067,360	$86,188,238
Lenta, Ltd. (GDR) (Russia)*,**,††	8,153,870	47,373,985
		$133,562,223
HOUSEHOLD PRODUCTS — 0.6%
Unilever NV (CVA) (Britain)	1,756,570	$96,942,765
EXPLORATION & PRODUCTION — 0.2%
Occidental Petroleum Corporation	620,540	$37,151,730
MARINE SHIPPING — 0.1%
Sound Holding FP (Luxembourg) **,§,††	1,146,250	$24,418,078
TOTAL COMMON STOCKS — 62.7% (Cost $7,692,276,056)		$11,030,335,733
LIMITED PARTNERSHIPS — 0.3%
U.S. Farming Realty Trust, L.P. **	350,000	$40,636,190
U.S. Farming Realty Trust II, L.P. **	120,000	12,926,676
WLRS Fund I LLC*,**,§,††	968	5,581,434
TOTAL LIMITED PARTNERSHIPS — 0.3% (Cost $48,139,439)		$59,144,300
PREFERRED STOCK — 0.1%
INTEGRATED OILS — 0.1%
Surgutneftegas OJSC (Preference Shares) (Russia) (Cost $27,221,319)	39,322,900	$18,996,344

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 0.2%
Stanwich Mortgage Loan Trust Series 2010-3 A — 0.00% 7/31/2038**,@,††	$2,900,713	$1,451,227
Stanwich Mortgage Loan Trust Series 2012-2 A — 0.00% 3/15/2047**,@,††	2,508,740	1,066,215
Stanwich Mortgage Loan Trust Series 2011-2 A — 0.00% 9/15/2050**,@,††	4,473,535	2,394,254
Stanwich Mortgage Loan Trust Series 2011-1 A — 0.144% 8/15/2050**,@,††	5,195,837	2,740,435
Stanwich Mortgage Loan Trust Series 2010-4 A — 0.394% 8/31/2049**,@,††	2,793,958	1,410,949
Stanwich Mortgage Loan Trust Series 2009-2 A — 0.521% 2/15/2049**,@,††	648,831	290,157
Stanwich Mortgage Loan Trust Series 2010-1 A — 1.091% 9/30/2047**,@,††	1,034,208	523,102
Stanwich Mortgage Loan Trust Series 2010-2 A — 1.702% 2/28/2057**,@,††	5,663,619	2,855,597
Stanwich Mortgage Loan Trust Series 2012-4 A — 12.318% 6/15/2051**,@,††	4,860,762	2,235,950
Sunset Mortgage Loan Co. LLC 2015-NPL1 A — 4.459% 9/18/2045**,@@	17,873,152	18,056,398
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.2% (Cost $32,672,428)		$33,024,284
ASSET-BACKED SECURITIES — 0.2%
RELP 8 — 10.00% 10/17/2017**,††	$10,620,434	$10,620,434
RELP 10 — 9.50% 11/20/2017**,††	3,891,210	3,891,210
RELP 11 — 10.75% 8/5/2018**,††	22,852,610	22,852,610
		$37,364,254
OTHER — 0.3%
Ship Loan Participation — 7.80% 12/24/2019**,††	$43,054,347	$43,054,347
Ship Loan Participation II — 11.00% 9/4/2018**,††	7,826,858	7,826,858
		$50,881,205
TOTAL ASSET-BACKED SECURITIES — 0.5% (Cost $88,245,459)		$88,245,459

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CORPORATE BONDS & NOTES
BASIC MATERIALS — 0.1%
Glencore Funding LLC — 4.625% 4/29/2024**	$4,700,000	$4,898,488
Glencore Funding LLC — 2.875% 4/16/2020**	9,100,000	9,151,522
Glencore Finance Canada, Ltd. — 4.25% 10/25/2022**	8,150,000	8,415,754
		$22,465,764
CONSUMER, CYCLICAL — 0.8%
Navistar International Corporation — 8.25% 11/1/2021	$143,177,000	$144,071,856
ENERGY — 1.9%
CONSOL Energy, Inc. — 8.25% 4/1/2020	$5,650,000	$5,727,970
CONSOL Energy, Inc. — 8.00% 4/1/2023	77,110,000	80,579,950
Southwestern Energy Co. — 4.10% 3/15/2022	3,800,000	3,538,940
California Resources Corporation — 5.00% 1/15/2020	2,171,000	1,389,440
California Resources Corporation — 5.50% 9/15/2021	8,984,000	4,671,680
California Resources Corporation — 6.00% 11/15/2024	2,171,000	1,042,080
CONSOL Energy, Inc. — 5.875% 4/15/2022	196,666,000	193,716,010
California Resources Corporation 2nd Lien — 8.00% 12/15/2022**	35,750,000	22,611,875
Rice Energy, Inc. — 6.25% 5/1/2022	16,731,000	17,483,895
		$330,761,840
FINANCIAL — 0.3%
Springleaf Finance Corporation — 6.90% 12/15/2017	$15,366,000	$15,596,490
Springleaf Finance Corporation — 6.50% 9/15/2017	8,980,000	9,058,575
Walter Investment Management Corporation — 7.875% 12/15/2021	53,600,000	33,701,000
		$58,356,065
INDUSTRIAL — 1.1%
Bombardier, Inc. — 7.75% 3/15/2020**	$28,058,000	$30,144,814
Bombardier, Inc. — 4.75% 4/15/2019**	4,893,000	4,978,627
Bombardier, Inc. — 5.75% 3/15/2022**	13,800,000	13,800,000
Bombardier, Inc. — 6.125% 1/15/2023**	29,534,000	29,607,835
Bombardier, Inc. — 6.00% 10/15/2022**	12,670,000	12,701,675
Bombardier, Inc. — 7.50% 3/15/2025**	82,750,000	85,853,125
Bombardier, Inc. — 7.45% 5/1/2034**	5,800,000	5,814,500
		$182,900,576
TOTAL CORPORATE BONDS & NOTES — 4.2% (Cost $574,960,134)		$738,556,101

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
CORPORATE BANK DEBT
Sears Canada Term Loan — 10.66% 3/20/2022**	$23,416,667	$23,406,832
Walter Investment Management Corporation — 0.00% 12/18/2020**	27,914,215	25,320,426
TOTAL CORPORATE BANK DEBT — 0.3% (Cost $45,283,576)		$48,727,258
CONVERTIBLE BONDS
Navistar International Corporation — 4.50% 10/15/2018	$22,938,000	$22,894,991
Navistar International Corporation — 4.75% 4/15/2019	34,244,000	33,366,498
Walter Investment Management Corporation — 4.50% 11/1/2019	28,841,000	9,805,940
TOTAL CONVERTIBLE BONDS — 0.4% (Cost $65,775,219)		$66,067,429
U.S. TREASURIES — 26.6%
U.S. Treasury Notes — 0.625% 8/31/2017	$200,000,000	$199,860,360
U.S. Treasury Notes — 0.625% 9/30/2017	274,000,000	273,679,365
U.S. Treasury Notes — 0.625% 11/30/2017	200,000,000	199,579,400
U.S. Treasury Notes — 0.625% 4/30/2018	300,000,000	298,403,310
U.S. Treasury Notes — 0.75% 1/31/2018	275,000,000	274,315,800
U.S. Treasury Notes — 0.75% 2/28/2018	230,000,000	229,293,601
U.S. Treasury Notes — 0.75% 3/31/2018	325,000,000	323,801,887
U.S. Treasury Notes — 0.75% 4/15/2018	150,000,000	149,408,940
U.S. Treasury Notes — 0.875% 8/15/2017	108,000,000	107,983,120
U.S. Treasury Notes — 0.875% 10/15/2017	280,000,000	279,818,980
U.S. Treasury Notes — 0.875% 11/15/2017	290,000,000	289,762,113
U.S. Treasury Notes — 0.875% 1/15/2018	259,000,000	258,588,786
U.S. Treasury Notes — 0.875% 5/31/2018	330,000,000	328,801,176
U.S. Treasury Notes — 1.00% 9/15/2017	270,000,000	269,972,784
U.S. Treasury Notes — 1.00% 12/15/2017	250,000,000	249,880,375
U.S. Treasury Notes — 1.00% 3/15/2018	325,000,000	324,466,805
U.S. Treasury Notes — 1.875% 10/31/2017	291,000,000	291,685,916
U.S. Treasury Notes — 2.25% 11/30/2017	75,000,000	75,331,673
U.S. Treasury Notes — 3.50% 2/15/2018	260,000,000	263,616,912
TOTAL U.S. TREASURIES (Cost $4,703,386,896)		$4,688,251,303
TOTAL BONDS & DEBENTURES — 32.2% (Cost $5,510,323,712)		$5,662,871,834

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

	Principal Amount	Fair Value
PUT OPTIONS PURCHASED — 0.1%
JPY Put-Strike $95; expires 03/24/22; $194,350,000* (Barclays Capital Counterparty)†† (Cost $14,624,838)	$194,350,000	$20,848,119
CALL OPTION PURCHASED — 0.1%
Call-Strike $0.0000.10; expires 05/22/25; $100,000,000* (Barclays Capital Counterparty) (Barclays Bank PLC)†† (Cost $21,930,000)	$100,000,000	$21,930,000
TOTAL PURCHASED OPTIONS — 0.2% (Cost $36,554,838)		$42,778,119
TOTAL INVESTMENT SECURITIES — 95.5% (Cost $13,314,515,364)		$16,814,126,330
SHORT-TERM INVESTMENTS
Apple, Inc.
— 0.87% 7/13/2017	$100,000,000	$99,971,000
— 0.00% 7/11/2017	200,000,000	199,940,460
— 0.89% 7/20/2017	50,000,000	49,976,514
— 0.94% 8/3/2017	78,200,000	78,132,618
The Coca-Cola Co. — 1.13% 8/24/2017	125,000,000	124,788,125
General Electric Co. — 0.00% 7/5/2017	65,000,000	64,990,614
Exxon Mobil Corp. — 0.83% 7/14/2017	119,000,000	118,964,333
Microsoft Corp.
— 0.84% 7/10/2017	147,000,000	146,969,130
— 0.92% 7/20/2017	41,000,000	40,980,092
— 0.92% 7/27/2017	49,000,000	48,967,442
— 1.04% 8/7/2017	100,000,000	99,893,111
Wal-Mart Stores, Inc.
— 0.93% 7/12/2017	100,000,000	99,971,583
— 1.11% 7/19/2017	123,000,000	122,931,735
State Street Bank Repurchase Agreement — 0.12% 7/3/2017 (Dated 06/30/2017, repurchase price of $51,488,515, collateralized by $52,915,000 principal amount U.S. Treasury Notes — 2.00% 2024, fair value $52,518,138)	51,488,000	51,488,000
TOTAL SHORT-TERM INVESTMENTS — 7.7% (Cost $1,347,978,992)		$1,347,964,757
TOTAL INVESTMENTS — 103.2% (Cost $14,662,494,356)		$18,162,091,087

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2017
(Unaudited)

SECURITIES SOLD SHORT	Shares	Fair Value
COMMON STOCKS SOLD SHORT
Alibaba Group Holding Ltd. (ADR) (China)	(1,426,540)	$(200,999,486)
WW Grainger, Inc.	(96,049)	(17,339,726)
Yahoo Japan Corporation (Japan)	(7,538,000)	(32,772,456)
Pennsylvania Real Estate Investment Trust	(600,700)	(6,799,924)
Pitney Bowes, Inc.	(401,000)	(6,055,100)
Ventas, Inc.	(61,800)	(4,293,864)
Tencent Holdings, Ltd. (China)	(23,897,100)	(854,577,400)
iShares Russell 2000 ETF	(944,720)	(133,129,942)
Care Capital Properties, Inc.	(15,450)	(412,515)
TOTAL COMMON STOCKS SOLD SHORT — (7.1)% (Proceeds $747,174,551)		$(1,256,380,413)
Other Assets and Liabilities, net — 3.9%		691,990,405
NET ASSETS — 100.0%		$17,597,701,079

*  Non-income producing security.

§  Affiliated Security.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustee in accordance with the Fund's fair value procedures. These securities constituted 1.31% of total net assets at June 30, 2017.

**  Restricted securities. These restricted securities constituted 3.88% of total net assets at June 30, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

@  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2017.

@@  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2017.

See notes to financial statements.

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

June 30, 2017
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Bombardier, Inc. 7.50% 3/15/2025	09/25/2015, 09/28/2015, 09/29/2015, 12/10/2015, 12/11/2015, 12/21/2015, 01/07/2016, 01/21/2016, 01/29/2016, 02/01/2016, 02/02/2016, 02/08/2016, 02/16/2016	$58,190,692	$85,853,125	0.50%
Bombardier, Inc. 7.75% 3/15/2020	08/19/2015, 08/20/2015, 08/24/2015	21,931,518	30,144,814	0.17%
Bombardier, Inc. 6.125% 1/15/2023	09/28/2015, 09/29/2015, 01/05/2016, 02/01/2016	20,798,655	29,607,835	0.17%
Bombardier, Inc. 5.75% 3/15/2022	09/28/2015, 12/28/2015, 01/29/2016	9,843,000	13,800,000	0.08%
Bombardier, Inc. 6.00% 10/15/2022	09/28/2015, 09/29/2015, 01/20/2016, 02/03/2016, 02/16/2016	8,504,562	12,701,675	0.07%
Bombardier, Inc. 7.45% 5/1/2034	11/10/2015, 12/01/2015	4,087,750	5,814,500	0.03%
Bombardier, Inc. 4.75% 4/15/2019	08/19/2015	3,816,540	4,978,627	0.03%
California Resources Corporation 2nd Lien 8.00% 01/07/2015, 01/12/2015, 12/15/2022	01/15/2015, 08/28/2015	36,124,329	22,611,875	0.13%
Glencore Finance Canada, 09/28/2015, 01/21/2016, Ltd. 4.25% 10/25/2022	02/03/2016	5,555,033	8,415,754	0.05%
Glencore Funding LLC 2.875% 4/16/2020	09/28/2015, 01/20/2016	6,415,500	9,151,522	0.05%
Glencore Funding LLC 4.625% 4/29/2024	09/28/2015, 01/13/2016	3,078,500	4,898,488	0.03%
Lenta, Ltd. GDR	10/21/2015	57,892,477	47,373,985	0.27%
Nexeo Solutions, Inc.		155,231,992	146,841,251	0.84%
Nexeo Solutions, Inc. (Founders Shares)		13,179,863	7,539,164	0.04%
RELP 8 10.00% 10/17/2017	02/03/2016, 03/01/2016, 03/23/2016, 04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 09/23/2016, 10/03/2016, 10/19/2016	10,620,434	10,620,434	0.06%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
RELP 10 9.50% 11/20/2017	01/15/2016, 02/15/2016, 02/23/2016, 03/15/2016, 03/22/2016, 04/12/16, 04/15/2016, 05/09/2016, 05/15/2016, 05/31/2016, 06/15/2016, 07/01/2016, 07/15/2016, 07/25/2016, 08/22/2016, 09/15/2016, 09/30/2016, 10/15/2016, 11/11/2016	$3,891,210	$3,891,210	0.02%
RELP 11 10.75% 8/5/2018	04/01/2016, 05/01/2016, 06/01/2016, 07/01/2016, 08/01/2016, 09/01/2016, 10/01/2016, 11/01/2016, 12/01/2016	22,852,610	22,852,610	0.13%
Sears Canada Term Loan — 10.66% 3/20/2022		22,856,507	23,406,832	0.13%
Ship Loan Participation 7.80% 12/24/2019	12/22/2014	43,054,347	43,054,347	0.24%
Ship Loan Participation II 11.00% 9/4/2018	11/29/2016	7,826,858	7,826,858	0.04%
Sound Holding FP (Luxembourg)		68,431,400	24,418,078	0.14%
Stanwich Mortgage Loan Trust Series 2010-2 A 1.702% 2/28/2057	05/21/2010	3,045,527	2,855,597	0.02%
Stanwich Mortgage Loan Trust Series 2011-1 A .144% 8/15/2050	05/11/2011, 10/03/2013	2,739,577	2,740,435	0.02%
Stanwich Mortgage Loan Trust Series 2011-2 A 9/15/2050	06/10/2011	2,392,951	2,394,254	0.01%
Stanwich Mortgage Loan Trust Series 2012-4 A 12.318% 6/15/2051	05/10/2012	2,157,532	2,235,950	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A 7/31/2038	06/02/2010	1,386,873	1,451,227	0.01%
Stanwich Mortgage Loan Trust Series 2010-4 A .394% 8/31/2049	08/04/2010	1,300,728	1,410,949	0.01%
Stanwich Mortgage Loan Trust Series 2012-2 A 3/15/2047	02/10/2012	965,964	1,066,215	0.01%

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES (Continued)

June 30, 2017
(Unaudited)

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2010-1 A 1.091% 9/30/2047	04/22/2010	$542,407	$523,102	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A .521% 2/15/2049	11/30/2009, 01/21/2010	267,951	290,157	0.00%
Sunset Mortgage Loan Co. LLC 2015-NPL1 A 4.459% 9/18/2045	10/02/2015	17,872,918	18,056,398	0.10%
U.S. Farming Realty Trust II, L.P.		11,431,585	12,926,676	0.07%
U.S. Farming Realty Trust, L.P.		28,202,539	40,636,190	0.23%
Walter Investment Management Corporation		22,427,069	25,320,426	0.14%
WLRS Fund I LLC	06/09/2016	8,505,315	5,581,434	0.03%
TOTAL RESTRICTED SECURITIES		$687,422,713	$683,291,994	3.88%

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $13,314,515,364)	$16,814,126,330
Short-term investments — at amortized cost (maturities 60 days or less)	1,347,964,757
Cash	248
Deposits for securities sold short	755,827,183
Receivable for:
Dividends and interest	45,641,382
Capital Stock sold	20,038,907
Prepaid expenses and other assets	689,718
Total assets	18,984,288,525
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $747,174,551)	1,256,380,413
Investment securities purchased	65,969,047
Capital Stock repurchased	43,363,534
Advisory fees	14,483,899
Accrued expenses and other liabilities	3,383,014
Unrealized loss on forward foreign currency contracts	3,007,539
Total liabilities	1,386,587,446
NET ASSETS	$17,597,701,079
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 512,572,212 outstanding shares	$14,235,912,028
Undistributed net realized gain	337,374,547
Undistributed net investment income	53,766,018
Unrealized appreciation of investments	2,970,648,486
NET ASSETS	$17,597,701,079
NET ASSET VALUE
Offering and redemption price per share	$34.33

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $2,624,337)	$84,610,508
Interest	67,590,628
Total investment income	152,201,136
EXPENSES
Advisory fees	85,687,413
Short sale dividend expense	3,348,792
Transfer agent fees and expenses	3,115,326
Custodian fees	689,385
Reports to shareholders	593,964
Administrative services fees	426,665
Professional fees	385,750
Trustee fees and expenses	210,760
Legal fees	124,978
Filing fees	72,755
Audit and tax services fees	43,160
Other	27,677
Total expenses	94,726,625
Net expenses	94,726,625
Net investment income	57,474,511
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	189,090,151
Foreign currency transactions	(7,335,304)
Net change in unrealized appreciation (depreciation) of:
Investments	1,005,825,891
Investment securities sold short	(350,159,354)
Translation of foreign currency denominated amounts	(17,935,615)
Net realized and unrealized gain	819,485,769
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$876,960,280

See notes to financial statements.

FPA CRESCENT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$57,474,511		$128,861,961
Net realized gain	181,754,847		723,447,334
Net change in unrealized appreciation	637,730,922		701,692,687
Net increase in net assets resulting from operations	876,960,280		1,554,001,982
Distributions to shareholders from:
Net investment income	—		(141,761,297)
Net realized capital gains	—		(660,533,612)
Total distributions	—		(802,294,909)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,738,747,950		2,320,886,124
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		702,052,272
Cost of Capital Stock repurchased	(1,573,042,290	)*	(5,339,447,889)*
Net increase (decrease) from Capital Stock transactions	165,705,660		(2,316,509,493)
Total change in net assets	1,042,665,940		(1,564,802,420)
NET ASSETS
Beginning of period	16,555,035,139		18,119,837,559
End of period	$17,597,701,079		$16,555,035,139
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	51,517,106		73,991,731
Shares issued to shareholders upon reinvestment of dividends and distributions	—		21,525,181
Shares of Capital Stock repurchased	(46,610,570)		(171,324,508)
Change in Capital Stock outstanding	4,906,536		(75,807,596)

*  Net of redemption fees of $200,230 and $7,860,248 for the period ended June 30, 2017 and year ended December 31, 2016, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2017		Year Ended December 31
	(unaudited)		2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$32.61		$31.06	$33.74	$32.96	$29.29	$26.78
Income from investment operations:
Net investment income*	$0.11		$0.24	$0.18	$0.25	$0.14	$0.12
Net realized and unrealized gain (loss) on investment securities	$1.61		2.93	(0.89)	1.94	6.02	2.63
Total from investment operations	$1.72		$3.17	$(0.71)	$2.19	$6.16	$2.75
Less distributions:
Dividends from net investment income	—		$(0.29)	$(0.31)	$(0.31)	$(0.21)	$(0.12)
Distributions from net realized capital gains	—		(1.34)	(1.66)	(1.10)	(2.28)	(0.12)
Total distributions	—		$(1.63)	$(1.97)	$(1.41)	$(2.49)	$(0.24)
Redemption fees	—	**	$0.01	— **	— **	— **	— **
Net asset value at end of period	$34.33		$32.61	$31.06	$33.74	$32.96	$29.29
Total investment return	5.27%		10.25%	(2.06)%	6.64%	21.95%	10.33%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$17,597,701		$16,555,035	$18,119,838	$19,983,836	$15,903,874	$9,916,697
Ratio of expenses to average net assets	1.11	%‡†	1.09%‡	1.11%‡	1.20%‡	1.23%‡	1.26%‡
Ratio of net investment income (loss) to average net assets	0.67	%†	0.77%	0.53%	0.45%	0.34%	0.62%
Portfolio turnover rate	23	%†	35%	48%	31%	22%	26%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

†  Annualized.

‡  For the periods ended June 30, 2017, December 31, 2016, December 31, 2015, December 31, 2014, December 31, 2013, December 31, 2012, the expense ratio includes short sale dividend expense equal to 0.04%, 0.02%, 0.02%, 0.05%, 0.09%, 0.10%, of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2017
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to seek to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $1,836,918,596 for the period ended June 30, 2017. The proceeds and cost of securities sold resulting in net realized gains of $189,090,151 aggregated $1,706,538,417 and $1,517,448,266, respectively, for the period ended June 30, 2017. Realized gains or losses are based on the specific identification method.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2017, was $13,579,460,673 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2017, for federal income tax purposes was $3,742,065,645 and $241,663,100, respectively resulting in net unrealized appreciation of $3,500,402,545. As of and during the period ended June 30, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2013 or by state tax authorities for years ended on or before December 31, 2012.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets.

For the period ended June 30, 2017, the Fund paid aggregate fees and expenses of $210,760 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2017, the Fund collected $200,230 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Investments in limited partnerships are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying limited partnerships in a manner consistent with U.S. GAAP for investment companies. The Fund applies the practical expedient to its investments in limited partnerships on an investment-by-investment basis, and consistently with the Fund's entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the net asset valuation. Investments in limited partnerships are included in Level 3 of the fair value hierarchy based on the limited rights of withdrawal by the Fund as specified in the respective agreements. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2017: (see Portfolio of Investments for industry categories):

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Aircraft & Parts	$1,388,565,498	—	—	$1,388,565,498
Infrastructure Software	1,162,521,078	—	—	1,162,521,078
Diversified Banks	1,011,775,986	—	—	1,011,775,986
Internet Media	898,887,891	—	—	898,887,891
Investment Companies	695,568,529	—	—	695,568,529

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Entertainment Content	$638,363,036	—	—	$638,363,036
Insurance Brokers	496,552,296	—	—	496,552,296
P&C Insurance	490,199,314	—	—	490,199,314
Commercial Finance	442,773,339	—	—	442,773,339
Consumer Finance	429,357,607	—	—	429,357,607
Semiconductor Devices	376,332,297	—	—	376,332,297
Electrical Components	351,730,285	—	—	351,730,285
Communications Equipment	346,521,048	—	—	346,521,048
Electrical Power Equipment	321,009,258	—	—	321,009,258
Specialty Pharma	246,184,406	—	—	246,184,406
Advertising & Marketing	220,631,082	—	—	220,631,082
Containers & Packaging	213,196,568	—	—	213,196,568
Life Science Equipment	198,006,003	—	—	198,006,003
Base Metals	186,664,357	—	—	186,664,357
Institutional Brokerage	176,887,086	—	—	176,887,086
Specialty Chemicals	146,841,251	—	$7,539,164	154,380,415
Integrated Oils	152,132,345	—	—	152,132,345
Investment Management	140,021,213	—	—	140,021,213
Food & Drug Stores	86,188,238	—	47,373,985	133,562,223
Household Products	96,942,765	—	—	96,942,765
Exploration & Production	37,151,730	—	—	37,151,730
Marine Shipping	—	—	24,418,078	24,418,078
Limited Partnerships	—	—	5,581,434	5,581,434
Limited Partnerships — valued at NAV as a practical expedient	—	—	—	53,562,866
Preferred Stock
Integrated Oils	18,996,344	—	—	18,996,344
Residential Mortgage-Backed Securities
Non-Agency Collateralized Mortgage Obligation	—	$18,056,398	14,967,886	33,024,284
Asset-Backed Securities
Asset-Backed Securities	—	—	37,364,254	37,364,254
Other	—	—	50,881,205	50,881,205
Corporate Bonds & Notes	—	738,556,101	—	738,556,101
Corporate Bank Debt	—	48,727,258	—	48,727,258
Convertible Bonds	—	66,067,429	—	66,067,429
U.S. Treasuries	—	4,688,251,303	—	4,688,251,303
Short-Term Investments	—	1,347,964,757	—	1,347,964,757
	$10,970,000,850	$6,907,623,246	$188,126,006	$18,119,312,968

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Currency Options (currency risk)	—	—	$20,848,119	$20,848,119
Call Options Purchased	—	—	21,930,000	21,930,000
Forward Foreign Currency Contracts (currency risk)	—	$(3,007,539)	—	(3,007,539)
	—	$(3,007,539)	$42,778,119	$39,770,580
Common Stock Sold Short	$(1,256,380,413)	—	—	$(1,256,380,413)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended June 30, 2017:

Investments	Beginning Value at December 31, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Transfers Out	Transfers In	Ending Value at June 30, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at June 30, 2017
Asset-Backed Securities	$44,696,707	—	$4,918,355	$(12,250,808)	—	—	$37,364,254	—
Asset-Backed Securities — Other	65,298,046	—	410,953	(14,827,794)	—	—	50,881,205	—
Common Stocks	102,065,979	$(22,734,752)	—	—	—	—	79,331,227	$(22,734,751)
Currency Options	24,962,703	(4,114,584)	—	—	—	—	20,848,119	(4,114,584)
Call Option Purchased	—	—	21,930,000	—	—	—	21,930,000	—
Limited Partnerships	7,352,285	(1,770,851)	—	—	—	—	5,581,434	(1,770,851)
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	22,175,492	678,088	—	(7,885,694)	—	—	14,967,886	(134,875)
	$266,551,212	$(27,942,099)	$27,259,308	$(34,964,296)	—	—	$230,904,125	$(28,755,061)

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Trustees. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Trustees at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers from Level 2 to Level 1 during the period ended June 30, 2017.

Financial Assets	Fair Value at June 30, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Asset-Backed Securities	$37,364,254	Most Recent Capitlization (Funding)*****	Private Financing	$100.00
Call Option Purchased	$21,930,000	Third-Party Broker Quote*****	Quotes/Prices	$0.22
Common Stocks- Long	$7,539,164	Restricted Assets*	N/A	$3.10
	$47,373,985	Restricted Assets*	Quotes/Prices	$5.81
	$24,418,078	NAV adjusted to Fair Value**	N/A	$21.30
Currency Options	$20,848,119	Third-Party Broker Quote*****	Quotes/Prices	$0.11
Limited Partnerships	$5,581,434	NAV as Practical Expedient***	N/A	$5,766.49
Other Asset-Backed Securities	$50,881,205	Most Recent Capitlization (Funding)*****	Private Financing	$100.00
Residential Mortgage-Backed Non-Agency CMO	$14,967,886	Methods of Comparables/Consensus Pricing****	Quotes/Prices Discount	$41.50-$56.65 ($48.91) 0.0%-7.19% (1.83%)

*  The fair value of the investment is measured on the basis of the quoted price for an otherwise identical unrestricted instrument that trades in a public market, adjusted to reflect the effect of the restriction.

**  The NAV provided by the administrator of the LLC is reported at depreciated cost. To adjust to fair value, the Fund obtains independent appraisals of the underlying fixed assets and adjusts the NAV based on the difference between the two values.

***  No adjustments were made to the NAV provided by the administrator of the Limited Partnerships. Adjustments to the NAV would be considered if the practical expedient NAV was not as of Fund's measurement date; it was probable that the Limited Partnerships would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Fund's valuation procedures that the Limited Partnerships are not being reported at fair value.

****  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

*****  The significant unobservable inputs used in the fair value measurement of the Fund's Private Investment shares are based on its most recent funding. If the financial condition of the underlying assets were to deteriorate, or if the market comparables were to fall, the value of this investment would be lower.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2017, the proceeds from forward foreign currency contracts opened for the Fund were $118,300,000 and the contracts closed or settled was $127,676,852.

At June 30, 2017 the Fund, held forward foreign currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2017	Unrealized Appreciation
EUR	118,300,000	9/26/2017	$135,705,832	$(3,007,539)

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2017:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company:
Repurchase Agreement	$51,488,000	$51,488,000	**	—	—
Barclays Capital:
Forward foreign currency contracts payable	$(3,007,539)	—		—	$(3,007,539)
Call Options Purchased	$21,930,000	—		—	$21,930,000
Put Options Purchased	$20,848,119	—		—	$20,848,119

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $52,518,138 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

NOTE 10 — Commitments

At June 30, 2017, the Fund was liable for the following unfunded commitments:

Security	Unfunded Commitment
RELP-11 — 10% 2018	$10,380,391

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017
(Unaudited)

NOTE 11 — Affiliated Investments

A company is considered an affiliate of a fund under the Investment Company Act of 1940 if the Fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on such holdings and related transactions during the period ended June 30, 2017, appear below:

	Shares at Beginning of Year	Additions	Reductions	Shares at June 30, 2017	Dividend Income Earned June 30, 2017	Change in Unrealized Appreciation (Depreciation) June 30, 2017	Realized Gains (Losses) June 30, 2017	Fair Value at June 30, 2017
Esterline Technologies Corporation	2,863,871	—	—	2,863,871	—	$16,037,678	—	$271,494,971
Meggitt plc	41,729,847	1,912,745	(4,677,284)	38,965,308	$4,780,251	32,690,768	$(11,457,376)	242,028,427
Nexeo Solutions Inc. (Founders Shares)	2,431,709	—	—	2,431,709	—	(3,100,745)	—	7,539,164
Nexeo Solutions, Inc.	17,691,717	—	—	17,691,717	—	(17,868,634)	—	146,841,251
Owens-Illinois, Inc.	8,912,900	—	—	8,912,900	—	58,022,979	—	213,196,568
Sound Holding FP	1,146,250	—	—	1,146,250	—	(146,258)	—	24,418,078
WLRS Fund I LLC	968	—	—	968	—	(1,770,851)	—	5,581,434
					$4,780,251	$83,864,937	$(11,457,376)	$911,099,893

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2016	$1,000.00	$1,000.00
Ending Account Value June 30, 2017	$1,052.70	$1,019.29
Expenses Paid During Period*	$5.65	$5.56

*  Expenses are equal to the Fund's annualized expense ratio of 1.11%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2017 (181/365 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 6	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: <1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 14	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 10	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Trustee* and President Years Served: 14	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee,* Vice President & Portfolio Manager Years Served: 23	Managing Partner of the Adviser.	2
Mark Landecker – 1977	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo – 1979	Vice President & Portfolio Manager Years Served: 4	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION (Continued)

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA CRESCENT FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CRESCENT FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

FPA International Value Fund

Semi-Annual Report

June 30, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

"It will be important again. There is no doubt that we will transition and circle back to bottom up investing at some point. (...) I feel that in order for that to happen the market needs to have a major correction and an unwind."

Danny Moses

"For me, I have to live with myself. (...) My express purpose was one of preserving and protecting client assets. (...) I feel a personal sense of satisfaction that I made some very difficult but correct choices and I would change very little, if I had to do it over again."

Bob Rodriguez

Dear Fellow Shareholders,

During the second quarter of 2017, our Fund returned 6.92% (in U.S. currency), versus 5.78% for the MSCI All Country World Index (ex-U.S.) (Net) (the "Index"). Since the beginning of the year, it has returned 16.46%, compared to 14.10% for the Index. Most importantly, since inception on December 1, 2011, the Fund has appreciated by an annualized rate of 8.76%, net of fees and expenses, against 6.75% for the Index.

As per the most recent prospectus, the expense ratio was 1.28%, in line with the average since inception. In addition, cash and equivalent holdings accounted for more than 35% of assets at the end of the period. Over the quarter and since the beginning of the year, our cash exposure has averaged roughly 37%. Since inception, it has averaged just under 33%, and fluctuated from less than 12% to more than 40%, depending on the availability of suitable investment opportunities in the market.

Quarterly performance

Our stock holdings returned 12.66% in the second quarter, and 28.30% since the beginning of the year, compared to around 15.3% annualized since inception. All but one of our holdings contributed positively to performance. As in the first quarter, the Fund continued to benefit from the tail end of the price recovery in cyclical names, including ALS, KSB, and to a lesser degree, Skellerup. These three holdings were in the top 10 contributors for the quarter, and together they accounted for almost 20% of the total positive equity contribution.

Another meaningful group was comprised of technology companies, many of which were relatively recent purchases such as Keywords, which was the third-largest contributor to performance this quarter, and the second-largest in the first quarter. Four of the top 10 contributors for the quarter1 were companies from this group, and together they accounted for more than 20% of the total positive equity contribution.

As we noted in our two previous commentaries, including our five-year review, Keywords is one of several recent purchases of high-quality, under-appreciated companies that we believe have tremendous long-term business opportunities.

Key performers

Ashtead was the Fund's only holding that experienced a decrease in price this quarter Ashtead's stock price was down 0.30% (in U.S. currency).2 Based in the UK, Ashtead is a world-leading rental company of industrial and construction equipment, including aerial work platforms, forklifts, and earth moving vehicles. The group has significant exposure to the U.S. market, where it operates under the Sunbelt banner.

1  Top contributors to the Fund's performance based on contribution to return for the quarter.

2  Worst performer based on the percentage of Ashtead's share price change from 3/31/17 to 6/30/17 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund's portfolio. As of 6/30/17, Ashtead represented 2.80% of the Fund's total assets.

1

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

While Ashtead's stock has under-performed the Fund this quarter, the business has continued to perform well, particularly in the U.S. We believe that current valuations under-appreciate the strength of the firm's market position, its solid economics, and long-term opportunities for further development. While Ashtead operates in cyclical markets, we think management is taking appropriate actions ahead of a possible correction, and demonstrating sound financial discipline, especially with respect to the group's balance sheet position.

Our best-performing holding this quarter was Ryanair, which was up 31.93% (in U.S. currency).3 Based in Ireland, Ryanair is Europe's leading low-cost airline. Despite fears that growth in industry capacity would outstrip demand and put pressure on airfares in the short-term, the group has continued to deliver robust operating performance and to strengthen its position in the market.

Fare deflation ultimately benefits Ryanair, as it enjoys a massive structural cost advantage on all its competitors, not only the bloated legacy airlines, but also the other low-cost providers. That contributes to make the company's core business model very powerful and extremely difficult for anyone to either replicate or fend off. We believe it also means Ryanair has the opportunity to significantly expand its current lead in the European market. Furthermore, the group is able to leverage its unique proprietary relationship with customers to grow ancillary revenues, and roll-out new digital-based services. In our view, management has consistently delivered superior execution and firmly established itself as a best-in-class team. With operating margins in excess of 20%, return on capital employed north of 30%, cash conversion near 100%, and net cash on the balance sheet, Ryanair just isn't your typical airline.

We remain shareholders of both Ashtead and Ryanair, and we will continue to manage our positions in line with the stocks' discounts to intrinsic value relative to the rest of the portfolio.

Portfolio activity

We made several new purchases in the second quarter, including Alicorp, Allied Irish Banks, Luxottica, and WPP AUNZ.

Based in Peru, Alicorp is the country's leading consumer goods company with dominant positions across several food and home care categories. The group currently also participates in the B2B and animal nutrition markets. Alicorp is present in several other Latin American countries, including Argentina and Brazil.

Based in Ireland, Allied Irish is one of the country's leading financial institutions, with a particularly strong position in the domestic residential mortgage market. The group also has a small exposure to the UK market. The company is currently controlled by the Irish State, which recently sold about 25% of its shares in an initial public offering.

Based in Italy, Luxottica is the world's leading manufacturer and distributor of frames and sunglasses. In addition to its licensing business, the group owns renowned global eyewear brands like Rayban, Persol, and Oakley. It recently announced an agreement to merge with France-based Essilor, the world's leading manufacturer of ophthalmic lenses.

Based in Australia, WPP AUNZ is the former STW Communications, a leading domestic advertising group. The company recently announced an agreement to merge with the subsidiaries of UK-based WPP in Australia and New Zealand. The newly created entity is controlled by WPP. The WPP group is one of the world's leading players in advertising and marketing services.

3  Best performer based on the percentage of Ryanair's share price change from 3/31/17 to 6/30/17 in U.S. currency. This share price change may not equate with the performance of the holding in the Fund's portfolio. As of 6/30/17, Ryanair represented 2.6% of the Fund's total assets.

2

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

We also liquidated several positions during the period, some of which had been longtime holdings of the Fund. For the most part, these stocks had reached their estimated intrinsic values. While we can't always explain with certainty why a position's discount unwinds at a given time, in the case of Australia-based Spotless, the group was the target of a takeover by local peer Downer EDI. However, for a few of the liquidated positions, including Aggreko, Fugro, and Prada, the reason for selling was different. In past commentaries, we identified these holdings as the three mistakes we made in the almost six years of managing the Fund. Accordingly, we still had unrealized capital losses associated with these positions. Since many of our investments have worked well in the past few months, it was appropriate to monetize these losses. In the case of Safilo, we highlighted in our last commentary the various changes that took place in the industry, and the new strategic challenges they pose for the company. We concluded we were unable to adequately price-in these concerns and, consistent with our investment discipline, we decided to exit the position.

Holdings of interest

Net of the above transactions, the portfolio remained relatively concentrated at the end of the period. We held 28 disclosed investments whose weighted average discount to intrinsic value4 was roughly 25% at June 30, 2017. We remain generally focused on our best ideas, with the Fund's top 10 holdings accounting for more than 30% of total assets, and roughly 47% of the invested portion. The top five accounted for roughly 17% of total assets, and 26% of the Fund's invested portion. These top holdings include Fenner, KSB, and Totvs

Based in the UK, Fenner is the world's leading player in the concentrated market for conveyor belts. While structurally sound, this business is exposed to mining, and has suffered from dramatic organic decline in the past few years. In addition, Fenner is involved in a number of small businesses that together make up their AEP segment, which now accounts for more than two-thirds of the group's profits. Almost 30% of AEP stems from a high-growth, high-return medical business that would command high valuations on a standalone basis. Roughly one-third of AEP is exposed to oil & gas, and therefore some of these businesses have experienced material headwinds. Overall, Fenner's profits are now more than 65% below peak. Yet the company's returns are trending in the low- to mid-teens, along with a cash conversion rate in excess of 100%, in large part because management has been focused on extracting efficiencies and maximizing asset utilization. This also helps keep net debt to EBITDA5 well below 2x, despite the sharp fall in profits and negative currency effects. Fenner's management has a long personal history with the group, and is deeply committed to its long-term success. However, at the end of the second quarter, Fenner's stock was still down more than 40% from its five-year peak, despite a circa 150% rebound (in U.S. currency) from its trough in early 2016. It traded at below 9x 2019 profits and high-single-digit free cash flow yields. It also offered the optionality of a recovery, and some portfolio value realization opportunities.

Based in Germany, KSB is a world-leading producer of pumps and valves. The group also provides engineering and maintenance services to its customers. While there are several good players in the industry, the market encompasses a broad array of applications. Some of the market niches in which KSB competes offer compelling characteristics. In particular, the company has demonstrated solid expertise and established favorable positions in segments like water and energy & power, especially nuclear. The energy market has been under pressure for a number of years, particularly in Europe, where KSB does the majority of its business. Environmental concerns have also caused a pull-back in nuclear investments, noticeably in Germany, KSB's home market. While sales have been weak and profitability has come under pressure as a result, the group still currently delivers

4  Intrinsic value refers to the value of a company, stock, currency or product determined through fundamental analysis without reference to its market value.

5  Earnings Before Depreciation and Amortization.

3

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

upper mid-single digit underlying margins. This is enough for KSB to generate returns that are close to its normalized cost of capital. Most importantly, the company is going through a major restructuring, which we believe should help lift margins from next year on. Beyond the obvious benefits of a possible come-back of nuclear, a potential recovery in European power, and improvements in end-markets such as oil & gas and mining, we believe KSB could also capitalize on several new business opportunities in other segments, such as water and waste. Despite weak operating performance, cash generation has remained strong and the balance sheet is net cash positive. However, at the end of the quarter, KSB's stock was still down roughly 25% from its five-year high, despite a more than 50% recovery (in U.S. currency) from its trough in early 2016. It traded at just over 6x next year's profits, high-single-digit free cash flow yields, and around 1x book value. It also offered the optionality of a recovery, and some good business opportunities.

Based in Brazil, Totvs is the country's leading provider of enterprise software solutions. It typically targets small- and medium-sized businesses. Given its domestic focus, the business has been negatively impacted by difficult economic conditions in Brazil, along with inflationary pressure on both wages and taxes. The group is also going through the integration of recently acquired Bematech, along with a reorganization of its own. Lastly, it has been transitioning from selling licenses to a subscription model. This confluence of challenges has put significant downward pressure on results, which in turn has hurt Totvs' share price because of the market's short-term focus. The decline has been further aggravated by weakness in the national currency. While conditions remain challenging for now, the company is only halfway through a four-year business transition that started in 2015. Longer term, we believe that the new subscription model should prove value-enhancing for the company, and we would expect the macro environment to improve. More fundamentally, Totvs remains a high-quality business, with a dominant position in a market that is both difficult to penetrate and constantly changing. Its solutions are high value-added and a must-have for users. In the past, it consistently generated double-digit sales growth and margins above 20%. Despite the sharp downturn, the business still generates returns well north of 30% and high free cash flows. The balance sheet is net cash positive. Lastly, the CEO has an exceptional track record in the industry, and remains a large shareholder. Even so, at the end of the quarter, Totvs' stock was still down more than 50% from its five-year high, despite a recovery of about 50% (in U.S. currency) since its trough in late 2016. It traded at less than 10x post-transition profits and a high single-digit free cash flow yield.

We chose to highlight these names not only because they were some of our top holdings at the end of the quarter, but also because they have been long standing holdings, and because we believe they offer helpful incremental insight into how we think as investors.

Portfolio profile

Looking at the portfolio from a top-down perspective, we find that things remained mostly unchanged at the end of the period. The Fund's median cap was higher though, at close to $5 billion, as was its weighted average, which was close to $22 billion. However, we do not consider a company's size to be a relevant criterion from an investment perspective. Similarly, we are indifferent regarding which sector a company operates in, or where it happens to be domiciled.

With that said, looking at the Fund's geographic profile, almost half of the assets remained invested in companies domiciled in Europe, with over 20% in the UK specifically. Around 12% was still invested in emerging markets, with another 5% in Australia and New-Zealand.

From a sector standpoint, one notable change is our investment into an Ireland-based financial: Allied Irish Banks. Outside of that the portfolio remained heavily geared toward Industrials, which accounted for roughly 27% of assets. As we have consistently highlighted in past commentaries, the Fund is also often geared toward businesses that are cash generative and not very capital intensive. Those primarily include service-type businesses

4

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

and consumer goods companies, with Discretionary and Staples together accounting for the portfolio's third-largest exposure, at 12% of assets at the end of the quarter. Lastly, we continue to have significant investments in enterprise resource planning software providers, including Oracle, Totvs, and SAP. They account for a large portion of our sizeable exposure to Information Technology, which is still around 20%, although a bit higher than at of June 30.

However, we find that the GICS classification is often of limited relevance. Page Group for instance is a provider of recruitment services yet is classified as Industrials. The sector definitions are too broad to give a meaningful apercu of the underlying holdings. Information Technology encapsulates fields as diverse as video games (Keywords), payment processing (Worldpay), optical inspection (Koh Young), and automation (Keyence). In reality, the Fund has exposure to a broad range of businesses, and the portfolio is quite possibly the most eclectic we've had seen since inception.

While it's impossible to predict how individual stocks would respond to the next downturn, we believe that together with our cash exposure, this diversity positions the Fund well ahead of a potential dislocation.

Prospect

While we have recently been able to identify a few compelling new investment ideas, current market conditions remain difficult for value investors like ourselves. The new purchases highlight the importance of our discovery process through research trips overseas, and of having the flexibility to go where opportunities are, irrespective of size, sector, or geography. They are the products of our bottom-up approach, and in no way indicate a change in the attractiveness of equity markets.

Overall, we are increasingly concerned by the general unbridled inflation in market prices, often of the same stocks. This appears to be driven by the continued rapid migration of assets into index and/or quantitative type vehicles, which increasingly target less deep and liquid areas of the market, such as small-caps.

To quote the latest of many alarming statistics we've seen on this issue, ETFs bought more than $100 billion in U.S. stocks in the first three months of the year, almost as much as they did in 2015 and 2016 combined. There are now more than 1,300 listed equity ETFs in the U.S., with nearly $2.3 trillion in combined assets. To be clear, these are funds specifically structured to buy more of the same stocks as they take on more assets, irrespective of business fundamentals, management, or price. Investors' rapidly growing affection for these products makes little sense to us, as each individual business is its own unique investment proposition. As one Bloomberg columnist put it, equities are not an asset class. We would take it one step further: Managers aren't an asset class. Investing in a fund is not buying a portfolio, but hiring the services of an individual or a team to help build one's wealth.

At some point, passive strategies will inevitably run out of new inflows to keep buying their favored stocks. More importantly, if any selling is ever required, it's likely that they won't be able to find a buyer for these stocks, which will cause their prices to plummet. In the end, we think that these strategies will prove in hindsight to have been one of the obvious sources of distortion created by near-zero interest rates and excess credit in this market upcycle, as well as a major destabilizing force in the next downturn.

In this environment, we are finding it extremely difficult to keep up with equity markets while remaining true to our discipline. As noted earlier, we are monetizing many holdings as they reach our estimates of intrinsic value. Long-term, we believe this will help position us better to weather a possible market correction, and to take advantage of the bargains it might bring. However, in the short term, it puts further upward pressure on our cash exposure, which could translate into relative underperformance in a prolonged market rally. Whatever returns we are able to generate in the interim though, we are doing it with far less exposure, meaning less fundamental risk. We continue to be amazed at how many industry participants still reject this simple notion.

5

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

One of the benefits of our approach is also that many of the stocks that have driven past performance have been largely divested as they reach fair value, and the corresponding returns realized, so that they cannot be subject to reversal along with the overall market in the next downturn. Said otherwise, we haven't borrowed future returns as a function of the Fund's strong performance in the past 18 months.

We found some hope that a return to common sense might prevail in the recent report on asset management by the UK Financial Conduct Authority. It highlighted the issue of firms charging investors for "managing' funds that effectively mirror the index. While the prices of many of these funds have come down meaningfully, their low fees now only cover such things as compliance and marketing functions which by themselves can do little to serve investors' best interests. As one publication recently reminded us: "What can you expect to earn by owning a portfolio of the 100 least volatile [defined as standard deviation of the prior year] stocks amongst the top 500 market caps?" (For reference, the actual answer is a meaningfully negative premium number).

Bringing some sanity back into the market will take a complete shift in how the industry approaches volatility, so we wouldn't expect it to happen overnight. But maybe the once obvious notion that truly active managers with experience and a sound investment approach can add value for investors will be back in fashion at some point. We certainly believe it is the case.

As mentioned in the past, the markets might prove us wrong in the meantime, and the flows into passive strategies may continue in the short term. Regardless, we will continue to make decisions as we have always done, based on our investment objectives and what we believe to be right for our fellow shareholders. As we likely enter the final phase of this runaway market rally, our focus will be ever more on protecting and preserving client assets, no matter the short-term consequences. In the long run, we trust that this will allow us to steadily build wealth, while minimizing the risk of permanent capital destruction.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

June 30, 2017

6

FPA INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS

Continued

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

7

FPA INTERNATIONAL VALUE FUND
PORTFOLIO SUMMARY

June 30, 2017 (Unaudited)

Common Stocks		64.7%
Application Software	7.2%
Flow Control Equipment	6.5%
Professional Services	4.4%
Packaged Food	4.4%
Measurement Instruments	4.2%
Consumer Finance	3.6%
Other Common Stocks	3.4%
Advertising & Marketing	3.1%
Construction & Mining Machinery	3.0%
Industrial Distribution & Rental	2.8%
Comml & Res Bldg Equip & Sys	2.8%
Banks	2.7%
Airlines	2.6%
Beverages	2.5%
Defense Primes	1.7%
Other Spec Retail — Discretionary	1.7%
Internet Media	1.6%
Medical Equipment	1.6%
Aircraft & Parts	1.5%
Other Commercial Services	1.2%
Real Estate Services	1.2%
Infrastructure Software	1.0%
Bonds & Debentures		7.5%
Short-term Investments		28.4%
Other Assets And Liabilities, Net		(0.6)%
Net Assets		100.0%

8

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

June 30, 2017
(Unaudited)

COMMON STOCKS	Shares	Fair Value
APPLICATION SOFTWARE — 7.2%
Amadeus IT Group SA (Spain)	125,680	$7,514,600
SAP SE (Germany)	31,474	3,287,446
TOTVS SA (Brazil)	1,415,356	12,885,127
		$23,687,173
FLOW CONTROL EQUIPMENT — 6.5%
KSB AG (Preference Shares) (Germany)	22,311	$11,205,930
Skellerup Holdings Ltd. (New Zealand)	5,035,314	6,272,792
Sulzer AG (Switzerland)	36,644	4,153,929
		$21,632,651
PROFESSIONAL SERVICES — 4.4%
Keywords Studios plc (Ireland)	767,866	$7,465,797
Pagegroup plc (Britain)	1,171,130	7,257,558
		$14,723,355
PACKAGED FOOD — 4.4%
Alicorp SAA (Peru)	3,734,992	$9,364,803
Nestle SA (Switzerland)	59,730	5,198,111
		$14,562,914
CONSUMER FINANCE — 3.6%
Worldpay Group plc (Britain)**	2,911,630	$11,938,008
ADVERTISING & MARKETING — 3.1%
Publicis Groupe SA (France)	76,790	$5,728,057
WPP AUNZ Ltd. (Australia)	4,795,736	4,607,503
		$10,335,560
CONSTRUCITON & MINING MACHINERY — 3.0%
Fenner plc (Britain)	2,643,953	$9,857,350
INDUSTRIAL DISTRIBUTION & RENTAL — 2.8%
Ashtead Group plc (Britain)	451,990	$9,354,351
COMML & RES BLDG EQUIP & SYS — 2.8%
Volution Group plc (Britain)	3,662,534	$9,135,060
BANKS — 2.7%
Allied Irish Banks plc (Ireland)	1,578,100	$8,922,011

9

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
MEASUREMENT INSTRUMENTS — 4.2%
Keyence Corporation (Japan)	11,717	$5,139,958
Koh Young Technology, Inc. (South Korea)	165,303	8,668,601
		$13,808,559
AIRLINES — 2.6%
Ryanair Holdings plc (Ireland)*	419,899	$8,613,391
BEVERAGES — 2.5%
Britvic plc (Britain)	914,266	$8,240,235
DEFENSE PRIMES — 1.7%
Avon Rubber plc (Britain)	433,430	$5,758,112
OTHER SPEC RETAIL — DISCRETIONARY — 1.7%
Luxottica Group SpA (Italy)	95,960	$5,551,275
INTERNET MEDIA — 1.6%
Baidu, Inc. (ADR) (China)*	29,260	$5,233,444
MEDICAL EQUIPMENT — 1.6%
Koninklijke Philips NV (Netherlands)	144,570	$5,134,424
AIRCRAFT & PARTS — 1.5%
Meggitt plc (Britain)	782,150	$4,858,233
OTHER COMMERCIAL SERVICES — 1.2%
ALS, Ltd. (Australia)	718,065	$4,111,690
REAL ESTATE SERVICES — 1.2%
LSL Property Services plc (Britain)	1,425,799	$4,090,112
INFRASTRUCTURE SOFTWARE — 1.0%
Oracle Corporation	65,180	$3,268,125
OTHER COMMON STOCKS — 3.4%		$11,337,728
TOTAL COMMON STOCKS — 64.7% (Cost $186,105,231)		$214,153,761

10

FPA INTERNATIONAL VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)

(Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
U.S. TREASURY — 7.5%
U.S. Treasury Bills — 0.00% 7/27/2017@@@ (Cost $24,984,201)	$25,000,000	$24,986,332
TOTAL INVESTMENT SECURITIES — 72.2% (Cost $211,089,432)		$239,140,093
SHORT-TERM INVESTMENTS
State Street Bank Repurchase Agreement — 0.12% 7/3/2017 (Dated 6/30/2017, repurchase price of $93,878,939, collateralized by $92,045,000 principal amount U.S. Treasury Bond — 3.00% 2044, fair value $95,756,531)	$93,878,000	$93,878,000
TOTAL SHORT-TERM INVESTMENTS — 28.4% (Cost $93,878,000)		$93,878,000
TOTAL INVESTMENTS — 100.6% (Cost $304,967,432)		$333,018,093
Other Assets and Liabilities, net — (0.6)%		(1,905,895)
NET ASSETS — 100.0%		$331,112,198

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.61% of total net assets at June 30, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Trustees.

@@@  Zero coupon bond. Coupon amount represents effective yield to maturity.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

11

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2017

(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $211,089,432)	$239,140,093
Short-term investments — at amortized cost (maturities 60 days or less)	93,878,000
Foreign currencies at value	62,787
Cash	894
Receivable for:
Investment securities sold	5,377,362
Dividends and interest	1,097,407
Capital Stock sold	223,046
Unrealized gain on forward foreign currency contracts	106,379
Prepaid expenses and other assets	1,837
Total assets	339,887,805
LIABILITIES
Payable for:
Investment securities purchased	5,099,606
Capital Stock repurchased	967,784
Advisory fees	278,377
Line of Credit	20,994
Accrued expenses and other liabilities	174,783
Unrealized loss on forward foreign currency contracts	2,233,216
Unrealized loss on foreign currency contracts	847
Total liabilities	8,775,607
NET ASSETS	$331,112,198
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 23,285,105 outstanding shares	$361,503,415
Accumulated net realized loss on investments	(54,302,647)
Accumulated net investment loss	(2,021,632)
Unrealized appreciation of investments	25,933,062
NET ASSETS	$331,112,198
NET ASSET VALUE
Offering and redemption price per share	$14.22

See notes to financial statements.

12

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2017
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $260,247)	$2,054,009
Interest	115,802
Total investment income	2,169,811
EXPENSES
Advisory fees	1,499,567
Transfer agent fees and expenses	102,490
Legal fees	81,822
Trustee fees and expenses	73,488
Reports to shareholders	53,412
Audit and tax services fees	24,773
Custodian fees	28,855
Filing fees	11,581
Administrative services fees	7,073
Professional fees	6,395
Other	44,495
Total expenses	1,933,951
Net expenses	1,933,951
Net investment income	235,860
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	19,261,681
Foreign currency transactions	2,725,030
Net change in unrealized appreciation (depreciation) of:
Investments	28,407,044
Translation of foreign currency denominated amounts	(5,689,714)
Net realized and unrealized gain	44,704,041
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,939,901

See notes to financial statements.

13

FPA INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$235,860		$5,127,834
Net realized gain (loss)	21,986,710		(48,278,290)
Net change in unrealized appreciation	22,717,331		66,558,202
Net increase in net assets resulting from operations	44,939,901		23,407,746
Distributions to shareholders from:
Net investment income	—		(7,518,664)
Total distributions	—		(7,518,664)
Capital Stock transactions:
Proceeds from Capital Stock sold	55,694,901		52,007,623
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		6,955,825
Cost of Capital Stock repurchased	(31,796,405	)*	(99,694,552)*
Net increase (decrease) from Capital Stock transactions	23,898,496		(40,731,104)
Total change in net assets	68,838,397		(24,842,022)
NET ASSETS
Beginning of period	262,273,801		287,115,823
End of period	$331,112,198		$262,273,801
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	4,190,962		4,435,565
Shares issued to shareholders upon reinvestment of dividends and distributions	—		573,254
Shares of Capital Stock repurchased	(2,382,732)		(8,459,420)
Change in Capital Stock outstanding	1,808,230		(3,450,601)

*  Net of redemption fees of $2,201 and $13,931 for the period ended June 30, 2017 and year ended December 31, 2016, respectively.

See notes to financial statements.

14

FPA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2017		Year ended December 31
	(unaudited)		2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$12.21		$11.52	$12.87	$14.45	$12.54	$10.11
Income from investment operations:
Net investment income*	0.01		0.22	0.07	0.14	0.10	0.01
Net realized and unrealized gain (loss) on investment securities	2.00		0.82	(0.86)	(1.45)	2.13	2.41
Total from investment operations	$2.01		$1.04	$(0.79)	$(1.31)	$2.23	$2.42
Less distributions:
Dividends from net investment income	—		$(0.35)	$(0.56)	$(0.16)	$(0.09)	—
Distributions from net realized capital gains	—		—	—	(0.11)	(0.23)	—
Total distributions	—		$(0.35)	$(0.56)	$(0.27)	$(0.32)	—
Redemption fees	—	**	— **	— **	— **	— **	$0.01
Net asset value at end of period	$14.22		$12.21	$11.52	$12.87	$14.45	$12.54
Total investment return***	16.46%		9.05%	(6.34)%	(9.19)%	18.00%	24.04%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$331,112		$262,274	$287,116	$468,001	$288,193	$41,407
Ratio of expenses to average net assets
Before reimbursement from Adviser	1.29	%†	1.28%	1.25%	1.22%	1.26%	4.14%
After reimbursement from Adviser	1.29	%†	1.28%	1.25%	1.22%	1.26%	1.35%
Ratio of net investment income (loss) to average net assets:
Before reimbursement from Adviser	0.16	%†	1.86%	0.50%	1.28%	0.76%	(2.34)%
After reimbursement from Adviser	0.16	%†	1.86%	0.50%	1.28%	0.76%	0.45%
Portfolio turnover rate	174	%†	93%	39%	84%	44%	49%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

15

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2017
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. A detailed listing of outstanding currency transactions is included in the Portfolio of Investments, in Investment Securities in the Statement of Assets and Liabilities and in Disclosure of Fair Value Measurements.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for

16

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Continued

the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $165,495,065 for the period ended June 30, 2017. The proceeds and cost of securities sold resulting in net realized losses of $19,261,681 aggregated $173,091,247 and $153,829,566, respectively, for the period ended June 30, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2017, was $211,089,432 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at June 30, 2017, for federal income tax purposes was $28,635,592 and $584,931, respectively resulting in net unrealized

17

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Continued

appreciation of $28,050,661. As of and during the period ended June 30, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through April 30, 2017.

For the period ended June 30, 2017, the Fund paid aggregate fees and expenses of $73,488 to all Trustees who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2017, the Fund collected $2,201 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable

18

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Continued

inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Application Software	$23,687,173	—	—	$23,687,173
Flow Control Equipment	21,632,651	—	—	21,632,651
Professional Services	14,723,355	—	—	14,723,355
Packaged Food	14,562,914	—	—	14,562,914
Measurement Instruments	13,808,559	—	—	13,808,559
Consumer Finance	11,938,008	—	—	11,938,008
Advertising & Marketing	10,335,560	—	—	10,335,560
Construction & Mining Machinery	9,857,350	—	—	9,857,350
Industrial Distribution & Rental	9,354,351	—	—	9,354,351
Comml & Res Bldg Equip & Sys	9,135,060	—	—	9,135,060
Banks	8,922,011	—	—	8,922,011
Airlines	8,613,391	—	—	8,613,391
Beverages	8,240,235	—	—	8,240,235
Defense Primes	5,758,112	—	—	5,758,112
Other Spec Retail — Discretionary	5,551,275	—	—	5,551,275
Internet Media	5,233,444	—	—	5,233,444
Medical Equipment	5,134,424	—	—	5,134,424
Aircraft & Parts	4,858,233	—	—	4,858,233
Other Commercial Services	4,111,690	—	—	4,111,690
Real Estate Services	4,090,112	—	—	4,090,112
Infrastructure Software	3,268,125	—	—	3,268,125
Other Common Stocks	11,337,728	—	—	11,337,728
U.S. Treasury	—	$24,986,332	—	24,986,332
Short-Term Investment	—	93,878,000	—	93,878,000
	$214,153,761	$118,864,332	—	$333,018,093
Forward Foreign Currency Contracts (currency risk)
Receivable	—	$106,379	—	$106,379
Payable	—	(2,233,216)	—	(2,233,216)
	—	$(2,126,837)	—	$(2,126,837)

19

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Continued

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers from Level 1 to Level 2 during the period ended June 30, 2017.

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds' transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period is included in the Statement of Assets and Liabilities under the caption "Forward Foreign Currency Contracts." Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year are included in the Statement of Operations under the caption "Forward Foreign Currency Contracts." During the period ended June 30, 2017 the proceeds from forward foreign currency contracts opened for the Fund were $7,371,046 and the contracts closed or settled was $55,355,886.

At June 30, 2017 the Fund held forward currency contracts, which are considered derivative instruments, each of whose counterparty is Barclays Capital, as follows:

Foreign Currency Sold	Local Contract Amount	Settlement Date	Valuation at June 30, 2017	Unrealized Appreciation/ (Depreciation)
EUR	5,337,000	8/07/2017	$6,105,953	$(8,431)
EUR	2,036,000	9/20/2017	2,334,781	(178,392)
EUR	23,867,000	12/20/2017	27,509,396	(1,703,678)
EUR	3,672,000	3/21/2018	4,254,179	(97,145)
GBP	1,926,000	3/21/2018	2,528,087	(7,916)
GBP	8,374,000	3/21/2018	10,991,796	(237,654)
			$53,724,192	$(2,233,216)
Foreign Currency Bought
EUR	2,036,000	9/20/2017	2,334,781	106,379
			$56,058,973	$(2,126,837)

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount, Inc. (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA Paramount, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended June 30, 2017, the Fund had no borrowings under the agreement.

20

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements. The following table presents the Fund's OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2017:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company: Repurchase Agreement	$93,878,000	$93,878,000	**	—	—
Barclays Capital: Forward foreign currency contracts Receivable	$106,379	—		$(2,233,216)	$(2,216,837)
Barclays Capital: Forward foreign currency contracts Payable	$(2,233,216)	—		$2,233,216	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $95,756,531 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

21

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2017 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2016	$1,000.00	$1,000.00
Ending Account Value June 30, 2017	$1,164.60	$1,018.40
Expenses Paid During Period*	$6.92	$6.46

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2017 (181/365 days).

22

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Trustee and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Trustee* Years Served: <1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Trustee* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Trustee* Years Served: 5	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Trustee* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Trustee* Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Trustee* and President Years Served: 5	Managing Partner of the Adviser.	7
Steven Romick – 1963	Trustee* Years Served: 5	Managing Partner of the Adviser.	2
Pierre O. Py – 1976	Vice President & Portfolio Manager Years Served: 5	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

23

FPA INTERNATIONAL VALUE FUND

TRUSTEE AND OFFICER INFORMATION

Continued

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – 1967	Treasurer Years Served: 5	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

24

FPA INTERNATIONAL VALUE FUND

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA INTERNATIONAL VALUE FUND, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)           Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)      Not applicable.

(a)(2)      The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)      Not applicable.

(b)           The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 6, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 6, 2017